Capital	12 Months Ended
Dec. 31, 2025
Disclosure of classes of share capital [abstract]
Capital
20.	CAPITAL
Shareholders’ Capital
Authorized:
Unlimited number of common shares
An unlimited number of common shares are authorized and may be issued pursuant to the Articles of Incorporation of BGSI. All common shares have equal rights and privileges. Each common share is redeemable and transferable. A common share entitles the holder thereof to participate equally in dividends, including the dividends of net earnings and net realized capital gains of BGSI and dividends on termination or winding-up
of BGSI, is fully paid and
non-assessable
and entitles the holder thereof to one vote at all meetings of shareholders for each share held.
During the first quarter of 2025, Boyd cancelled 5,784 shares pursuant to the Plan of Arrangement involving the conversion of Boyd Group Income Fund to Boyd Group Services Inc., which was effective January 1, 2020. Any shares that were not deposited by December 31, 2024 ceased to represent a right or claim of any kind or nature and have been cancelled.
On November 4, 2025, BGSI completed a bought deal initial public offering in the United States where it sold to an underwriting syndicate 6,361,800 common shares at a price of $141.00 per share with gross proceeds of $897,014. Issuance costs of $27,937, net of related income tax benefits of $10,264 were recognized as a deduction from equity.